SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2004

Viropro Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

0-26110

13-3124057

(State or Other Jurisdiction of

(Commission

(I.R.S. Employer

Incorporation or Organization)

File Number)

Identification Number)

3163 Kennedy Boulevard, Jersey City, New Jersey

07306

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

(Former Name or Former Address if Changed Since Last Report)

Item 8.

Change in Fiscal Year.

Effective February 13, 2004, Registrant changed its fiscal year from June 30 to November 30.

Registrant's next periodic report will be the Annual Report on Form 10-KSB for the fiscal year ended November 30, 2003, which will be filed on or before the date required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.  No transition report is required to be filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 13, 2004

VIROPRO INC.

     /s/ Richard Lee

By:

    Richard Lee, President and Director